Assets held for sale, liabilities of disposal groups held for sale and business acquisitions	6 Months Ended
Jun. 30, 2023
Non-current assets or disposal groups classified as held for sale or as held for distribution to owners [abstract]
Assets held for sale, liabilities of disposal groups held for sale and business acquisitions

15	Assets held for sale, liabilities of disposal groups held for sale and business acquisitions

	At
	30 Jun	31 Dec
	2023	2022
	$m	$m
Disposal groups	94,995	118,055
Unallocated impairment losses[1]	(298)	(2,385)
Non-current assets held for sale[2]	783	249
Assets held for sale	95,480	115,919
Liabilities of disposal groups held for sale	87,241	114,597
1 This represents impairment losses in excess of the carrying value of the non-current assets included in the measurement scope of IFRS 5.
2 Includes $0.5bn of US commercial real estate loans classified as held for sale at 30 June 2023.
Disposal groups
Planned sale of our retail banking operations in France
On 25 November 2021, HSBC Continental Europe signed a framework agreement with Promontoria MMB SAS (‘My Money Group’) and its subsidiary Banque des Caraïbes SA, regarding the planned sale of HSBC Continental Europe’s retail banking operations in France. The sale, which is subject to information and consultation processes with respective works councils, regulatory approvals and the satisfaction of other relevant conditions, included: HSBC Continental Europe’s French retail banking operations; the Crédit Commercial de France (‘CCF’) brand; and HSBC Continental Europe’s 100% ownership interest in HSBC SFH (France) and its 3% ownership interest in Crédit Logement.
During 1Q23, the completion of the planned transaction became less certain. This was due to a significant rise in interest rates in France, which is expected to increase the amount of capital required by the buyer on completion. Given the completion of the sale had become less certain, we were required by IFRS 5 to change the accounting classification of our retail banking operations in France to be no longer classified as held for sale, resulting in a $2.1bn reversal of the previously recognised impairment in respect of the sale. The related $0.4bn impairment of goodwill previously recognised was not reversed.
On 14 June 2023, HSBC Continental Europe signed a further memorandum of understanding with the buyer regarding certain potential changes to the terms of the sale, which are designed to enable the buyer to satisfy its future capital requirements and to obtain regulatory approval for the transaction. The potential changes foresee: the retention of $7.5bn of home and other loans by HSBC Continental Europe that were originally planned to transfer as part of the sale, the inclusion in the perimeter for sale of a cash amount equivalent to the carrying value of the retained portfolio of loans, and the setting of the net asset value of the transferred business by reference to relevant prevailing market rates at completion. In addition, depending on the prevailing market rates at completion, HSBC Continental Europe may receive a profit participation interest in exchange for investing capital into the top holding company of My Money Group, such that the aggregate of the actual net asset value delivered at completion and the investment made in the profit participation interest would not exceed €1.768bn. The potential changes also foresee the retention of the CCF brand, the entry into a long-term agreement to license it to the buyer and certain enhancements to the insurance and asset management distribution agreements with the buyer. The transaction remains subject to information and consultation processes with respective works councils and regulatory approvals, and the parties aim to complete on 1 January 2024.
Taking into account the potential changes, the transaction is expected to result in the recognition of a pre-tax loss on sale estimated up to €2.0bn ($2.2bn) upon reclassification of the business as held for sale. This is expected during the second half of 2023 provided sufficient progress is demonstrated to support the appropriate level of probability of successful completion. Once that threshold is achieved, the disposal group will be reclassified as held for sale and will be remeasured at the lower of carrying amount and fair value less costs to sell at each reporting period. Any remaining gains or losses not previously recognised and the reversal of any remaining deferred tax assets and liabilities, will be recognised on completion.
At 30 June 2023, a deferred tax liability of $0.4bn was recognised as a consequence of the temporary difference in tax and accounting treatment in respect of the provision for loss on disposal, which was deductible in the French tax return in 2021 but will be accounted for when the disposal group is classified as held for sale in accordance with IFRS 5, at which time the deferred tax liability will reverse.
Agreed sale of our banking business in Canada
On 29 November 2022, HSBC Holdings plc announced that its wholly-owned subsidiary, HSBC Overseas Holdings (UK) Limited, had entered into an agreement for the sale of its banking business in Canada to Royal Bank of Canada. Completion of the transaction is expected to occur in the first quarter of 2024, subject to regulatory and governmental approvals.
The majority of the estimated gain on sale of $5.3bn will be recognised on completion, reduced by earnings recognised by the Group in the period to completion. The estimated pre-tax profit on the sale will be recognised through a combination of the consolidation of HSBC Canada’s results into the Group’s financial statements (between the 30 June 2022 net asset reference date and until completion), and the remaining gain on sale recognised at completion. There would be no tax on the gain recognised at completion. At 30 June 2023, total assets of $87.2bn and total liabilities of $80.4bn met the criteria to be classified as held for sale in accordance with IFRS 5.
Planned sale of our branch operations in Greece
On 24 May 2022, HSBC Continental Europe signed a sale and purchase agreement for the sale of its branch operations in Greece to Pancreta Bank SA. In the second quarter of 2022, we recognised a loss of $0.1bn, including goodwill impairment, upon reclassification as held for sale in accordance with IFRS 5. At 30 June 2023, the disposal group included $0.3bn of loans and advances to customers and $1.5bn of customer accounts.
Planned sale of our business in Russia
On 30 June 2022, following a strategic review of our business in Russia, HSBC Europe BV (a wholly-owned subsidiary of HSBC Bank plc) entered into an agreement for the planned sale of its wholly-owned subsidiary HSBC Bank (RR) (Limited Liability Company). Completion of the transaction is subject to regulatory and governmental approvals. In 2022, a $0.3bn loss on the planned sale was recognised, upon reclassification as held for sale in accordance with IFRS 5. Completion is currently expected to occur in the second half of 2023. At 30 June 2023, the business remained classified as held for sale.
Planned merger of our business Oman
On 15 November 2022, HSBC Bank Oman SAOG entered into a binding merger agreement with Sohar International Bank SAOG, under which the two banks agreed to take the necessary steps to implement a merger by incorporation, whereby HSBC Bank Oman would merge into Sohar International Bank. On 5 February 2023, HSBC Bank Oman received approval from the Central Bank of Oman for the proposed merger. On 20 June 2023, the merger was approved by the shareholders of HSBC Bank Oman and Sohar International Bank through their respective Extraordinary General Meetings. The merger is expected to be completed in the third quarter of 2023. Upon completion of the merger, all of the assets and liabilities of HSBC Bank Oman would be transferred to Sohar International Bank, and HSBC Bank Oman would be dissolved with the shareholders of HSBC Bank Oman entitled to receive consideration in cash and/or shares in Sohar International Bank. In addition, HSBC Bank Middle East Limited is planning to establish a new wholesale banking branch in Oman subject to regulatory approvals. At 30 June 2023, $6.0bn in assets and $5.3bn in liabilities were reclassified as held for sale in accordance with IFRS 5.

At 30 June 2023, the major classes of assets and associated liabilities of disposal groups held for sale, including allocated impairment losses, were as follows:

	Canada	Oman	Other	Total
	$m	$m	$m	$m
Assets of disposal groups held for sale
Cash and balances at central banks	3,541	576	1,109	5,226
Trading assets	2,273	—	6	2,279
Financial assets designated and otherwise mandatorily measured at fair value through profit or loss	15	—	—	15
Derivatives	584	—	1	585
Loans and advances to banks	76	891	182	1,149
Loans and advances to customers	55,932	2,975	303	59,210
Reverse repurchase agreements – non-trading	3,254	—	125	3,379
Financial investments[1]	17,424	1,418	21	18,863
Goodwill	225	—	—	225
Prepayments, accrued income and other assets	3,913	128	23	4,064
Total assets at 30 Jun 2023	87,237	5,988	1,770	94,995

Liabilities of disposal groups held for sale
Trading liabilities	1,903	—	2	1,905
Deposits by banks	175	77	1	253
Customer accounts	59,813	4,878	1,463	66,154
Repurchase agreements – non-trading	2,615	—	—	2,615
Derivatives	788	—	—	788
Debt securities in issue	9,127	—	—	9,127
Subordinated liabilities	8	—	—	8
Accruals, deferred income and other liabilities	5,975	383	33	6,391
Total liabilities at 30 Jun 2023	80,404	5,338	1,499	87,241

Expected date of completion	First half of 2024	Second half of 2023
Operating segment	All global businesses	All global businesses
1 Includes financial investments measured at fair value through other comprehensive income of $12,119m and debt instruments measured at amortised cost of $6,744m.
Business acquisitions
Silicon Valley Bank UK Limited (now HSBC Innovation Bank Limited)
In March 2023, HSBC UK Bank plc acquired Silicon Valley Bank UK Limited (‘SVB UK’), and in June 2023 changed its legal entity name to HSBC Innovation Bank Limited. The acquisition was funded from existing resources and brought the staff, assets and liabilities of SVB UK into the HSBC portfolio. On acquisition, we performed a preliminary assessment of the fair value of the assets and liabilities purchased. We established an opening balance sheet on 13 March 2023 and applied the result of the fair value assessment, which resulted in a reduction in net assets of $0.2bn. The provisional gain on acquisition of $1.5bn represents the difference between the consideration paid of £1 and the net assets acquired. This gain could change as further due diligence is performed within 12 months of the acquisition, as allowed by IFRS 3 ‘Business Combinations’.
HSBC Innovation Bank Limited contributed $146m of revenue and $66m to the Group profit after tax for the period from the 13 March 2023 to 30 June 2023. As per the disclosure requirement set out in IFRS 3 ‘Business Combinations’, if HSBC Innovation Bank Limited had been acquired on 1 January 2023 and included in the Group results, management estimates that for the six months to 30 June 2023 the Group consolidated revenue would have been $37,024m and the Group consolidated profit after tax would have been $18,149m. In determining these, management has assumed that the fair value adjustments that arose on acquisition would have been the same if the acquisition had occurred on 1 January 2023.
The details of the business combination are as follows:

At
13 March
2023
$m
Fair value of assets acquired	11,291
Fair value of liabilities acquired	(9,784)
Fair value of net assets acquired	1,507

Provisional gain on acquisition	1,507
Consideration transferred settled in cash	—
Cash and cash equivalents acquired	1,243
Net cash inflow on acquisition	1,243